NATURAL GAS SERVICES GROUP, INC.

2009 RESTRICTED STOCK/UNIT PLAN

RESTRICTED STOCK AGREEMENT

NOTICE OF AWARD OF RESTRICTED STOCK

Award # RS

Participant’s Name and Address:

Natural Gas Services Group, Inc. (the “Company”) hereby grants you, ____________ (the “Participant”), the number of shares of restricted stock indicated below (the “Restricted Stock” or “Restricted Shares”) under the Company’s 2009 Restricted Stock/Unit Plan (the “Plan”). The date of this Agreement is ____________ (the “Grant Date”). Subject to the provisions of this Agreement and of the Plan, the principal features of this Restricted Stock award are as follows:

Number of Shares of Restricted Stock: _________.

Vesting Schedule:

Thirty-three percent (33%) of the shares of Restricted Stock shall vest on each of the first three anniversaries of the date hereof (each a “Vesting Date” and collectively, the “Vesting Dates”), subject to Participant’s Continued Service through each such date and the terms of this Agreement and the Plan.

Your signature below indicates your agreement and understanding that this Award is subject to all of the terms and conditions contained in the Plan and this Restricted Stock Agreement (the “Agreement”), which includes this Notice of Award of Restricted Stock and the Terms and Conditions of Restricted Stock Award. PLEASE BE SURE TO READ ALL OF THIS AGREEMENT AND THE PLAN, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS RESTRICTED STOCK AWARD.

Award Number: RS-__________

NATURAL GAS SERVICES GROUP, INC.
2009 RESTRICTED STOCK/UNIT PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD

1.    Award of Restricted Stock. Natural Gas Services Group, Inc., a Colorado corporation (the “Company”), hereby issues to the Participant under the Natural Gas Services Group, Inc. 2009 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), an award (the “Award”) of the number of shares of restricted stock (the “Restricted Shares”) set forth in this Restricted Stock Agreement (the “Agreement”), which consists of the attached Notice of Award of Restricted Stock (the “Notice”) and these Terms and Conditions of Restricted Stock Award. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2.    Vesting Schedule.

(a) Except as otherwise provided in this Agreement or in the Plan, the shares of Restricted Stock awarded by this Agreement are scheduled to vest in accordance with the vesting schedule set forth in the Notice. Shares of Restricted Stock scheduled to vest on a Vesting Date will vest only if the Participant remains in Continued Service through such Vesting Date. Should the Participant’s Continued Service end at any time (the “Termination Date”), any unvested Restricted Stock will be immediately cancelled; provided, however , that if termination of Continued Service is the result of the Participant’s death, Disability or Retirement, then any unvested Restricted Stock that would have vested by their terms within twelve (12) months after the Termination Date had the Participant remained in Continued Service will be deemed to be vested on the Termination Date. In addition, the Board of Directors may, in its discretion, vest any unvested Restricted Stock upon termination of Continued Service.

(b) All unvested Restricted Stock which is not vested on the Termination Date pursuant to the provisions of paragraph 2(a) held by the Participant shall be deemed forfeited and reconveyed to the Company. Participant hereby appoints the Company, or any escrow agent the Company may appoint, with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in Participant’s name and behalf to take any action an execute all documents and instruments, including without limitation, stock powers which may be necessary to transfer the stock certificate or certificates evidencing such unvested Restricted Shares to the Company upon the forfeiture of such shares. Participant will receive no payment for forfeited shares of unvested Restricted Stock.

3.    Delivery of Restricted Stock; Stockholder Rights. The unvested shares of Restricted Stock set forth in the Notice portion of this Agreement will be issued and delivered to a book entry account maintained by the Company’s transfer agent. Thereafter, subject to the forfeiture provisions referenced in this Agreement, Participant shall be entitled to the rights and privileges of a stockholder of the Company in respect to such shares of Restricted Stock, including the right to vote and receive dividends (subject to applicable tax withholding obligations) during the vesting period on the same basis as all other issued and outstanding shares of Company common stock.

4 .    Taxes.

(a)    Tax Liability. The Participant is ultimately liable and responsible for all taxes owed by the Participant in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of vested Restricted Stock issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Participant’s tax liability.

(b)    Payment of Withholding Taxes. No stock certificates will be released to the Participant unless the Participant has made acceptable arrangements to pay any withholding taxes that may be due as a result of this award or the vesting of shares of Restricted Stock. The Company, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit you to satisfy such tax withholding obligation, in whole or in part (without limitation) by (i) paying cash, (ii) electing to have the Company withhold otherwise then deliverable vested shares of Restricted Stock having a fair market value equal to the minimum amount required to be withheld, and (iii) delivering to the Company of vested and owned shares of our common stock having a fair market value equal to the amount required to be withheld or (iv) through any other lawful manner.

The Company shall withhold from any dividends paid during the restricted period only the amounts the Company is required to withhold to satisfy any applicable tax withholding requirements with respect to such dividends based on minimum statutory withholding rates for federal and state tax purposes, including any payroll taxes.

The Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to inadequate withholding. Accordingly, the Participant agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the tax withholding obligation that is not satisfied by the withholding methods described above. Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any tax withholding obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Participant by the Company and/or a Related Entity.

(c)    Consequences of 83(b) Election. The provisions of paragraph 5(b) will not apply if the Participant chooses to make the election under Section 83(b) of the Internal Revenue Code Section (see paragraph 6 of this Agreement.) Upon such an election, the Participant shall remit to the company in cash any and all taxes which the Company may be required to withhold with respect to such election.

5.    Section 83(b) Election for Shares. Participant understands that under Section 83(a) of the Internal Revenue Code (the “Code”), the excess of the fair market value of the Restricted Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Restricted Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable. For this purpose, the term “forfeiture restrictions” means the right of the Company to receive back any unvested Restricted Shares upon termination of your employment with the Company or any Related Entity. You understand that you may elect under Section 83(b) of the Code (an “83(b) Election”) to be taxed at the time the Restricted Shares are awarded, rather than when and as the Restricted Shares cease to be subject to the forfeiture restrictions. An 83(b) Election must be filed with the Internal Revenue Service within 30 days from the Date of Award as set forth above in the Notice.

Participant understands that (a) he or she will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Restricted Shares are subsequently forfeited to the Company and (b) the 83(b) Election may cause Participant to recognize more ordinary income than he or she would have otherwise recognized if the value of the Restricted Shares subsequently declines.

THE FORM FOR MAKING AN 83(b) ELECTION MAY BE OBTAINED FROM THE INTERNAL REVENUE SERVICE OR A TAX PROFESSIONAL. YOU UNDERSTAND THAT FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30-DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY YOU AS THE FORFEITURE RESTRICTIONS LAPSE. You further understand that an additional copy of such election form should be filed with your federal income tax return for the calendar year in which the date of this Award falls. You acknowledge that the foregoing is only a summary of the federal income tax laws that apply to the purchase of the Restricted Shares under this Award and does not purport to be complete.

YOU FURTHER ACKNOWLEDGE THAT THE COMPANY HAS DIRECTED YOU TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE AND THE INCOME TAX LAWS OF ANY MUNICIPALITY OR STATE IN WHICH YOU MAY RESIDE.

You agree to deliver to the Company a copy of the 83(b) Election if you choose to make such an election.

INDEPENDENT TAX ADVICE. Participant acknowledges that determining the actual tax consequences of receiving or disposing of the Restricted Shares may be complicated. These tax consequences will depend, in part, on Participant’s specific situation and may also depend on the resolution of currently uncertain tax law and other variables not within the control of the Company. Participant is aware that he or she should consult a competent and independent tax advisor for a full understanding of the specific tax consequences of receiving or disposing of the Restricted Shares. Prior to executing this Award, Participant has either consulted with a competent tax advisor independent of the Company or Related Entity to obtain tax advice concerning the Restricted Shares in light of Participant’s specific situation or has had the opportunity to consult with such a tax advisor but chose not to do so.

6.    No Effect on Employment or Service. The Participant’s employment with the Company or any Related Entity is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Participant, nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by the Company or any Related Entity or shall interfere with, or restrict in any way, the rights of the Company or the employing Related Entity, which are hereby expressly reserved, to terminate the employment of the Participant at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or Related Entity employing the Participant.

7.    Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of Earl R. Wait, Vice President -- Accounting at the Company’s headquarters, 508 West Wall Street, Suite 550, Midland, Texas 79701, or at such other address as the Company may hereafter designate in writing.

8.    Award is Not Transferable. This grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

9.    Restrictions on Sale of Securities. The Restricted Shares awarded under this Agreement will be registered under the federal securities laws and will be freely tradable upon receipt unless the Participant is an “affiliate” under rules of the Securities and Exchange Commission (“SEC”), in which case the shares will be subject to the volume and manner of sale provisions of Rule 144 of the SEC. However, the Participant’s subsequent sale of the shares received upon the vesting of Restricted Stock will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies and any other applicable securities laws.

10.    Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

11.    Conditions for Issuance of Stock. The Company shall not be required to transfer on its books or list in street name with a brokerage company or otherwise issue any certificate or certificates for Restricted Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Restricted Shares to listing on all stock exchanges on which such class of stock is then listed; and (b) the completion of any registration or other qualification of such Restricted Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable.

12.    Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

13.    Committee Authority. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any shares of Restricted Stock have vested.) All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company and all other persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

14.    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

15.    Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

16.    Entire Agreement. This Agreement and the Plan constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations or inducements other than those contained herein and in the Plan.

17.    Modifications to the Agreement. This Agreement and the Plan constitute the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations or inducements other than those contained herein and the Plan. Modifications to this Agreement can be made only in an express written contract executed by the Participant and a duly authorized officer of the Company.

18.    Amendment, Suspension or Termination of the Plan. By accepting this award, the Participant expressly warrants that he or she has received an award under the Plan, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

19.    Governing Law. This award of Restricted Stock shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to its conflict of law provisions.

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement, and agree that the Award is to be governed by the terms and conditions of this Agreement and the Plan.

Natural Gas Services Group, Inc., a Colorado corporation

By:

Title:

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE PARTICIPANT’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT NOR THE PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF THE PARTICIPANT’S CONTINUOUS SERVICE.

Participant Acknowledges and Agrees:

The Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement and the Plan.

The Participant further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Participant to liability for engaging in any transaction involving the sale of the Company’s vested Restricted Shares. The Participant further acknowledges and agrees that, prior to the sale of any vested Restricted Shares acquired under this Award, it is the Participant’s responsibility to determine whether or not such sale of such shares will subject the Participant to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Participant: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Participant has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Participant is already in possession of paper copies of the Plan Documents; and (iv) acknowledges that the Participant is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Participant hereby agrees that all questions of interpretation and administration relating to this Agreement and the Plan shall be resolved by the Committee (acting as the Administrator under the Plan) in accordance with Section 13 of the Agreement. The Participant further agrees to the arbitration and venue selection provisions in Section 17 of the Plan. The Participant further agrees to notify the Company upon any change in his or her residence address indicated in this Agreement.

Date:
Participant’s Signature

Participant’ Printed Name

Address

City, State & Zip

NATURAL GAS SERVICES GROUP, INC.

2009 RESTRICTED STOCK/UNIT PLAN
RESTRICTED STOCK UNIT AGREEMENT

NOTICE OF AWARD OF RESTRICTED STOCK UNITS

Award # RSU-

Participant’s Name and Address:

Natural Gas Services Group, Inc. (the “Company”) hereby grants you, _________ (the “Participant”), the number of restricted stock units indicated below (the “Restricted Stock Units”) under the Company’s 2009 Restricted Stock/Unit Plan (the “Plan”). The date of this Agreement is ______________(the “Grant Date”). Subject to the provisions of this Agreement and of the Plan, the principal features of this Restricted Stock Unit award are as follows:

Target Number of Restricted Stock Units: _________.

Vesting Schedule:

Thirty-three percent (33%) of the Restricted Stock Units shall vest on each of the first three anniversaries of the date hereof (each a “Vesting Date” and collectively, the “Vesting Dates”), subject to Participant’s Continued Service through each such date and the terms of this Agreement and the Plan.

Your signature below indicates your agreement and understanding that this Award is subject to all of the terms and conditions contained in the Plan and this Restricted Stock Unit Agreement (the “Agreement”), which includes this Notice of Award of Restricted Stock Units and the Terms and Conditions of Restricted Stock Units Award. PLEASE BE SURE TO READ ALL OF THIS AGREEMENT AND THE PLAN, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS RESTRICTED STOCK UNIT AWARD.

Award Number: RSU-__________

NATURAL GAS SERVICES GROUP, INC.
2009 RESTRICTED STOCK/UNIT PLAN

AGREEMENT
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS AWARD

1. Award or Restricted Stock Units. Natural Gas Services Group, Inc., a Colorado corporation (the “Company”), hereby issues to the Participant under the Natural Gas Services Group, Inc. 2009 Restricted Stock/Unit Plan, as amended from time to time (the “Plan”), an award (the “Award”) of the number of restricted stock units (the “Restricted Stock Units”) set forth in this Restricted Stock Unit Agreement (the “Agreement”), which consists of the attached Notice of Award of Restricted Stock Units (the “Notice”) and these Terms and Conditions of Restricted Stock Award. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Company’s Obligation to Pay. Each Restricted Stock Unit represents one (1) share of the Company’s Common Stock (a “Share”). Upon the vesting of each Restricted Stock Unit, the Company will issue to the Participant one Share to the Participant. Unless and until the vesting of the Restricted Stock Units as set forth in paragraph 3, below, the Participant shall have no right to the issuance of any Share underlying the unvested Restricted Stock Unit. Prior to the vesting of the Restricted Stock Units and the issuance of the Shares for vested Restricted Stock Units, the Restricted Stock Unit will represent an unfunded and unsecured obligation of the Company.

3. Vesting Schedule. Except as otherwise provided in this Agreement or in the Plan, the Restricted Stock Units awarded by this Agreement are scheduled to vest in accordance with the Vesting Schedule set forth in the Notice. Restricted Stock Units scheduled to vest on a Vesting Date will vest only if the Participant remains in Continued Service through the Vesting Date. Should the Participant’s Continued Service end at any time (the “Termination Date”), any unvested Restricted Stock Units will be immediately cancelled; provided, however , that if termination of Continued Service results from the Participant’s death, Disability or Retirement, then any unvested Restricted Stock Units that would have vested by their terms within twelve (12) months from the Termination Date had the Participant remained in Continued Service will be deemed vested on the Termination Date (the “Acceleration”).

4. Share Issuances after Vesting of RSUs.

(a)    Upon the vesting of Restricted Stock Units, the Shares underlying such vested Restricted Stock Units shall be issued to the Participant (or, in the event of the Participant’s death, to his or her estate) as soon as practicable following the Vesting Date, subject to the provisions of paragraph 7, below, but in no event later than two (2) months and fifteen (15) days after the Vesting Date.

(b)    If, in connection with an Acceleration of the vesting of Restricted Stock Units as set forth in section 3 above, the Shares underlying vested Restricted Stock Units are inadvertently not issued within the two and one-half months period specified in section 4(a) above and the Participant is a Specified Employee on the Termination Date, then any Shares to be issued to the Participant as a result of the Acceleration shall not be issued to the Participant until six (6) months and one (1) day following the Termination Date (the “Cooling Period”), unless, (i) the Participant’s Continuous Service be terminated as a result of the Participant’s death or (ii) if the Participant dies during the Cooling Period, then the Shares to be issued to the Participant as a result of the Acceleration shall be issued to the Participant’s Estate no later than two (2) months and fifteen (15) days after the date of the Participant’s death, subject to paragraph 7, below.

5. Forfeiture. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested pursuant to paragraph 3 as of the Termination Date will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Participant shall not be entitled to a refund of any amounts paid for such forfeited Restricted Stock Units.

6. Death of Participant. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate (or such other person to whom the Restricted Stock Units are transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution). Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of these Restricted Stock Units and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this Restricted Stock Unit grant as set forth in this Agreement.

7. Taxes

(a)    Tax Liability. The Participant is ultimately liable and responsible for all taxes owed by the Participant in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares issuable pursuant to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Participant’s tax liability.

(b)    Payment of Withholding Taxes. No stock certificates will be released to the Participant unless the Participant has made acceptable arrangements to pay any withholding taxes that may be due as a result of this award or the vesting of Restricted Stock Units. The Company, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit you to satisfy such tax withholding obligation, in whole or in part (without limitation) by (i) paying cash, (ii) electing to have the Company withhold otherwise then deliverable vested shares of Restricted Stock Units having a fair market value equal to the minimum amount required to be withheld, and (iii) delivering to the Company of vested and owned shares of our common stock having a fair market value equal to the amount required to be withheld or (iv) through any other lawful manner.

(c)    Indemnification; Offset. The Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to inadequate withholding. Accordingly, the Participant agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the tax withholding obligation that is not satisfied by the withholding methods described above. Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any tax withholding obligation by offsetting any amounts (including, but not limited to, salary, bonus, and severance payments) payable to the Participant by the Company and/or a Related Entity.

8. Rights as Stockholder. The Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable upon the vesting of Restricted Stock Units hereunder unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9. No Effect on Employment or Service. The Participant’s employment with the Company and any Related Entity is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Participant, nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by the Company or Related Entity or shall interfere with or restrict in any way the rights of the Company or the employing Related Entity, which are hereby expressly reserved, to terminate the employment of the Participant at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or Related Entity employing the Participant.

10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of Earl R. Wait, Vice President -- Accounting at the Company’s headquarters, 508 West Wall Street, Suite 550, Midland, Texas 79701, or at such other address as the Company may hereafter designate in writing.

11. Award is Not Transferable. This Award and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately shall become null and void.

12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units awarded under this Agreement will be registered under the federal securities laws and will be freely tradable upon receipt. However, the Participant’s subsequent sale of the Shares will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14. Conditions for Issuance of Stock. The shares of stock deliverable to the Participant may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to transfer on its books or list in street name with a brokerage company or otherwise issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Committee may establish from time to time for reasons of administrative convenience.

15. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

16. Committee Authority. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company and all other persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

19. Entire Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations or inducements other than those contained herein and in the Plan.

20. Modifications to the Agreement. This Agreement and the Plan constitute the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations or inducements other than those contained herein and the Plan. Modifications to this Agreement can be made only in an express written contract executed by the Participant and a duly authorized officer of the Company.

21. Amendment, Suspension or Termination of the Plan. By accepting this award, the Participant expressly warrants that he or she has received an award under the Plan, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

22. Governing Law. This grant of Restricted Stock Units shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to its conflict of law provisions.

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement and agree that the Award is to be governed by the terms and conditions of this Agreement and the Plan.

Natural Gas Services Group, Inc., a Colorado corporation

By:

Title:

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE PARTICIPANT’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT NOR THE PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF THE PARTICIPANT’S CONTINUOUS SERVICE.

Participant Acknowledges and Agrees:

The Participant acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan.

The Participant further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the Participant to liability for engaging in any transaction involving the sale of the Company’s Shares. The Participant further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Participant’s responsibility to determine whether or not such sale of Shares will subject the Participant to liability under insider trading rules or other applicable federal securities laws.

By signing below (or by providing an electronic signature) and accepting the grant of the Award, the Participant: (i) consents to access electronic copies (instead of receiving paper copies) of this Notice, the Agreement, the Plan and the Plan prospectus (collectively, the “Plan Documents”) via the Company’s intranet; (ii) represents that the Participant has access to the Company’s intranet; (iii) acknowledges receipt of electronic copies, or that the Participant is already in possession of paper copies of the Plan Documents; and (iv) acknowledges that the Participant is familiar with and accepts the Award subject to the terms and provisions of the Plan Documents.

The Participant hereby agrees that all questions of interpretation and administration relating to this Agreement and the Plan shall be resolved by the Committee (acting as the Administrator under the Plan) in accordance with Section 16 of the Agreement. The Participant further agrees to the arbitration and venue selection provisions in Section 17 of the Plan. The Participant further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

Date:
Participant’s Signature

Participant’ Printed Name

Address

City, State & Zip

{JK00585050.1 }